Note 9 - Derivative Liabilities (Details 1) (USD $)	9 Months Ended
Sep. 30, 2012
Summary of changes in the fair market value of the derivative liability
Derivative liability - beginning balance
Increase in derivative value due to issuances of convertible promissory notes	261,441
Increase in derivative value attributable to tainted warrants	64,230
Change in fair market value of derivative liabilities due to the mark to market adjustment	32,189
Derivative liability - ending balance	$ 357,860